Exhibit 99.1

Media Relations Contact:	Investor Relations Contact:
Holly Burkhart	Matthew Langdon
TIBCO Software Inc.	TIBCO Software Inc.
(650) 846-5624	(650) 846-5747
hburkhart@tibco.com	mlangdon@tibco.com

TIBCO SOFTWARE REPORTS Q3 GAAP EPS OF $0.09, NON-GAAP EPS OF $0.13

Q3 License Revenue Grows 13% Sequentially; Non-GAAP Operating Margin Increases to 22%

PALO ALTO, Calif., September 24, 2009 – TIBCO Software Inc. (Nasdaq: TIBX) today announced results for its third fiscal quarter, which ended on August 30, 2009.

Total revenue for the third quarter of fiscal 2009 was $150.3 million and GAAP net income was $14.9 million, or $0.09 per diluted share. This compares to total revenue of $162.3 million and GAAP net income of $11.1 million, or $0.06 per diluted share, as reported for the third quarter of fiscal 2008.

On a non-GAAP basis, net income for the third quarter of fiscal 2009 was $22.1 million or $0.13 per diluted share, compared with $19.6 million or $0.11 per diluted share for the third quarter of fiscal 2008. Non-GAAP operating income for the third quarter of fiscal 2009 was $32.5 million, resulting in a non-GAAP operating margin of 22%. This compares to non-GAAP operating income of $28.7 million, or a 18% non-GAAP operating margin in the third quarter of fiscal 2008. Non-GAAP results exclude stock-based compensation expense, amortization of acquired intangible assets, and assume a non-GAAP effective tax rate of 32% and 33% for the third quarters of fiscal 2009 and 2008, respectively.

“During Q3, we exceeded guidance targets for revenue and profitability, we repurchased $50 million of stock, and we acquired DataSynapse, a leader in the grid and cloud computing space,” said Vivek Ranadivé, TIBCO’s chairman and CEO. “Year to date, we have demonstrated strong operating leverage in our model by delivering an incremental $0.08 in non-GAAP EPS over the first three quarters of 2008. Looking forward, we are well-positioned to benefit from the accelerating shift away from database-centric architectures designed to handle transactions and towards bus-based architectures designed to handle events.”

Third Quarter Fiscal 2009 Highlights

•	Total revenue was $150.3 million;

•	License revenue was $57.3 million;

•	Continued strong mix of business across industries including Financial Services, Telecommunications, Energy, Government, Manufacturing, Transportation & Logistics, and Insurance;

•	TIBCO closed 85 deals over $100k and had 17 deals over $1 million;

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TIBCO expanded its business with leading companies in Q3 such as Activision Blizzard, Auchan, Bank of Nova Scotia, Bed Bath & Beyond, Jefferies & Company, Inc., Las Vegas Sands, Microsoft, National Semiconductor, and OXY.

Conference Call Details

TIBCO has scheduled a conference call for 4:30 pm ET / 1:30 pm PT today to discuss its third quarter results. The conference call will be hosted by Thomson Reuters and may be accessed over the Internet at www.tibco.com or via dial-in at (888) 329-8903 or (719) 457-2702. Please join the conference call at least 10 minutes early to register. A replay of the conference call will be available until midnight on October 24, 2009 at www.tibco.com or via dial-in at (888) 203-1112 or (719) 457-0820. The pass code for both the call and the replay is 6409040.

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About TIBCO

TIBCO’s technology digitized Wall Street in the ’80s with event-driven “Information Bus” software, which helped make real-time business a strategic differentiator in the ’90s. Today, TIBCO’s infrastructure software gives customers the ability to constantly innovate by connecting applications and data in a service-oriented architecture, streamlining activities through business process management, and giving people the information and intelligence tools they need to make faster and smarter decisions, what we call The Power of Now®. TIBCO serves more than 3,000 customers around the world with offices in more than 20 countries and an ecosystem of over 200 partners. Learn more at www.tibco.com.

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TIBCO, The Power of Now and TIBCO Software are trademarks or registered trademarks of TIBCO Software Inc. in the United States and/or other countries. All other product and company names and marks mentioned in this document are the property of their respective owners and are mentioned for identification purposes only.

About Non-GAAP Financial Information

This press release includes non-GAAP financial measures. For a description of these non-GAAP financial measures, including the reasons management uses each measure, and reconciliations of these non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP), please see the section entitled “About Non-GAAP Financial Measures” and the accompanying table entitled “Reconciliation of GAAP to Non-GAAP Measures.”

Legal Notice Regarding Forward-Looking Statements

This release contains forward-looking statements within the meaning of the “safe harbor” provisions of the federal securities laws. The final financial results for the third quarter of fiscal year 2009 may differ materially from the preliminary results presented in this release due to factors that include, but are not limited to, risks associated with the final review of the results and preparation of financial statements. In addition, forward-looking statements such as statements regarding our ability to benefit from the shift towards bus-based architectures are subject to risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks include but are not limited to: the current uncertainty in global economic conditions and its effect on the demand for enterprise software and services; and competitive factors, including but not limited to competition from alternative business models, industry consolidation and new product introductions. Additional information regarding potential risks is provided in our filings with the SEC, including our most recent Annual Report on Form 10-K for the year ended November 30, 2008 and Quarterly Report on Form 10-Q for the quarter ended May 31, 2009. TIBCO assumes no obligation to update the forward-looking statements included in this release.

TIBCO Software Inc.

Condensed Consolidated Balance Sheets

(unaudited)

(in thousands)

	August 30, 2009	November 30, 2008
ASSETS

Current assets:
Cash and cash equivalents	$285,103	$254,400
Short-term investments	1,771	13,073
Accounts receivable, net	100,099	133,191
Prepaid expenses and other current assets	46,758	49,994

Total current assets	433,731	450,658

Property and equipment, net	97,168	103,531
Goodwill	371,312	343,942
Acquired intangible assets, net	89,440	80,437
Long-term deferred income tax assets	79,293	70,135
Other assets	41,518	39,865

Total assets	$1,112,462	$1,088,568

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$12,924	$15,030
Accrued liabilities	81,703	90,980
Accrued excess facilities costs	5,804	6,572
Deferred revenue	141,836	140,221
Current portion of long-term debt	2,118	2,033

Total current liabilities	244,385	254,836

Accrued excess facilities costs, less current portion	2,461	5,594
Long-term deferred revenue	14,964	12,007
Long-term deferred income tax liabilities	13,208	15,329
Long-term income tax liabilities	14,412	12,439
Long-term debt, less current portion	40,925	42,525
Other long-term liabilities	4,046	3,837

Total long-term liabilities	90,016	91,731

Total liabilities	334,401	346,567

Minority interest	610	358

Total stockholders’ equity	777,451	741,643

Total liabilities and stockholders’ equity	$1,112,462	$1,088,568

TIBCO Software Inc.

Condensed Consolidated Statements of Operations

(unaudited)

(in thousands, except net income per share)

	Three Months Ended		Nine Months Ended
	August 30, 2009	August 31, 2008	August 30, 2009	August 31, 2008
Revenue:
License	$57,257	$67,542	$152,563	$182,991
Service and maintenance	92,995	94,795	273,255	275,956

Total revenue	150,252	162,337	425,818	458,947

Cost of revenue:
License	6,050	7,193	20,353	21,957
Service and maintenance	32,253	38,083	95,902	111,941

Total cost of revenue	38,303	45,276	116,255	133,898

Gross profit	111,949	117,061	309,563	325,049

Operating expenses:
Research and development	26,449	28,496	77,843	80,706
Sales and marketing	50,657	55,683	144,228	166,525
General and administrative	11,227	13,468	33,172	40,257
Amortization of acquired intangible assets	3,107	4,156	10,559	12,531

Total operating expenses	91,440	101,803	265,802	300,019

Income from operations	20,509	15,258	43,761	25,030

Interest income	219	1,925	2,053	7,427
Interest expense	(673)	(810)	(2,212)	(2,528)
Other income (expense), net	471	(319)	1,672	(287)

Income before provision for income taxes and minority interest	20,526	16,054	45,274	29,642
Provision for income taxes	5,629	4,917	14,579	9,391
Minority interest, net of tax	31	24	126	131

Net income	$14,866	$11,113	$30,569	$20,120

Net income per share:
Basic	$0.09	$0.06	$0.18	$0.11

Diluted	$0.09	$0.06	$0.18	$0.11

Shares used to compute net income per share:
Basic	168,036	179,094	170,318	182,496

Diluted	172,194	183,154	172,473	186,402

TIBCO Software Inc.

Condensed Consolidated Statements of Cash Flows

(unaudited)

(in thousands)

	Nine Months Ended
	August 30, 2009	August 31, 2008
Cash flows from operating activities:
Net income	$30,569	$20,120
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	11,175	11,957
Amortization of acquired intangible assets	20,567	24,319
Stock-based compensation	17,155	15,618
Deferred income tax	(7,662)	(20,484)
Tax benefits related to stock benefit plans	11,995	13,050
Excess tax benefits from stock-based compensation	(7,960)	(10,812)
Minority interest, net of tax	126	131
Other non-cash adjustments, net	1,125	583
Changes in assets and liabilities:
Accounts receivable	33,470	49,504
Prepaid expenses and other assets	3,553	12,277
Accounts payable	(2,976)	2,071
Accrued liabilities and excess facilities costs	(21,076)	(2,659)
Deferred revenue	(4,774)	(855)

Net cash provided by operating activities	85,287	114,820

Cash flows from investing activities:
Purchases of short-term investments	—	(37,047)
Maturities and sales of short-term investments	10,966	121,896
Acquisitions, net of cash acquired	(26,811)	—
Purchases of private equity investments	—	(29)
Proceeds from private equity investments	117	347
Purchases of property and equipment	(4,108)	(6,464)
Restricted cash pledged as security	(2,559)	53

Net cash provided by (used in) investing activities	(22,395)	78,756

Cash flows from financing activities:
Proceeds from issuance of common stock	15,219	10,295
Repurchases of the Company’s common stock	(64,639)	(110,687)
Excess tax benefits from stock-based compensation	7,960	10,812
Principal payments on long-term debt	(1,515)	(1,434)

Net cash used in financing activities	(42,975)	(91,014)

Effect of foreign exchange rate changes on cash and cash equivalents	10,786	(2,645)

Net change in cash and cash equivalents	30,703	99,917

Cash and cash equivalents at beginning of period	254,400	170,237

Cash and cash equivalents at end of period	$285,103	$270,154

About Non-GAAP Financial Measures

TIBCO provides non-GAAP measures for operating income, net income and net income per share data as supplemental information regarding TIBCO’s business performance. TIBCO believes that these non-GAAP financial measures are useful to investors because they exclude non-operating charges. TIBCO’s management excludes these non-operating charges when it internally evaluates the performance of TIBCO’s business and makes operating decisions, including internal budgeting, performance measurement and the calculation of bonuses and discretionary compensation, because these measures provide a consistent method of comparison to historical periods. Moreover, management believes these non-GAAP measures reflect the essential revenue generation activities of TIBCO. Accordingly, management excludes stock-based compensation related to employee stock options, amortization of acquired intangible assets, charges for acquired in-process research and development, costs related to formal restructuring activities, gains and losses on equity investments, and the income tax effects of the foregoing, as well as adjustments for the impact of changes in the valuation allowance recorded against TIBCO’s deferred tax assets when making operational decisions.

TIBCO believes that providing the non-GAAP measures that management uses to its investors is useful to investors for a number of reasons. The non-GAAP measures provide a consistent basis for investors to understand TIBCO’s financial performance on a trended basis across historical periods. In addition, it allows investors to evaluate TIBCO’s performance using the same methodology and information as that used by TIBCO’s management.

Non-GAAP measures are subject to material limitations as these measures are not in accordance with, or a substitute for, GAAP and thus TIBCO’s definition may be different from similar non-GAAP measures used by other companies and/or analysts. However, TIBCO’s management compensates for these limitations by providing the relevant disclosure of the items excluded in the calculation of non-GAAP operating income, non-GAAP net income and non-GAAP net income per share. In addition, some items such as restructuring charges that are excluded from non-GAAP net income and non-GAAP earnings per share can have a material impact on cash flows and stock compensation charges can have a significant impact on earnings. Management compensates for these limitations by evaluating the non-GAAP measure together with the most directly comparable GAAP measure. TIBCO has historically provided non-GAAP measures to the investment community as a supplement to its GAAP results, to enable investors to evaluate TIBCO’s business performance in the way that management does.

The non-GAAP adjustments, and the basis for excluding them, are outlined below:

Stock-based Compensation

TIBCO incurs stock-based compensation expense under SFAS 123(R). TIBCO excludes this item for the purposes of calculating non-GAAP operating income, non-GAAP net income and non-GAAP net income per share because it is a non-cash expense that TIBCO believes is not reflective of its business performance. The nature of the stock-based compensation expense also makes it very difficult to estimate prospectively, since the expense will vary with changes in the stock price and market conditions at the time of new grants, varying valuation methodologies, subjective assumptions and different award types, making the comparison of current results with forward-looking guidance potentially difficult for investors to interpret. The tax effects of stock-based compensation expenses may also vary significantly from period to period, without any change in underlying operational performance, thereby obscuring the underlying profitability of operations relative to prior periods. Finally, TIBCO believes that non-GAAP measures of profitability that exclude stock-based compensation are widely used by analysts and investors in the software industry.

Amortization of Acquired Intangible Assets

TIBCO has incurred amortization of intangible assets, included in its GAAP financial statements, related to various acquisitions TIBCO has made. Management excludes these items, for the purposes of calculating non-GAAP operating income, non-GAAP net income and non-GAAP net income per share. TIBCO believes that eliminating this expense from its non-GAAP measures is useful to investors, because the amortization of intangible assets can be inconsistent in amount and frequency and is significantly impacted by the timing and magnitude of TIBCO’s acquisition transactions, which also vary substantially in frequency from period to period.

TIBCO Software Inc.

Reconciliation of GAAP to Non-GAAP Measures

(unaudited)

(in thousands, except net income per share)

	Three Months Ended				Nine Months Ended
	August 30, 2009		August 31, 2008		August 30, 2009		August 31, 2008
	Operating Income	Net Income	Operating Income	Net Income	Operating Income	Net Income	Operating Income	Net Income
GAAP	$20,509	$14,866	$15,258	$11,113	$43,761	$30,569	$25,030	$20,120

Amortization of intangible assets - cost of revenue	2,873	2,873	3,989	3,989	10,008	10,008	11,788	11,788
Amortization of intangible assets - operating expense	3,107	3,107	4,156	4,156	10,559	10,559	12,531	12,531
Stock-based compensation - cost of revenue	658	658	645	645	1,900	1,900	1,972	1,972
Stock-based compensation - R&D expense	1,486	1,486	1,181	1,181	4,140	4,140	3,456	3,456
Stock-based compensation - S&M expense	1,906	1,906	1,682	1,682	5,318	5,318	5,089	5,089
Stock-based compensation - G&A expense	1,925	1,925	1,749	1,749	5,797	5,797	5,101	5,101
Realized gain on sales of private equity investment	—	—	—	(125)	—	—	—	(125)
Income tax adjustment for non-GAAP (1)	—	(4,765)	—	(4,762)	—	(11,980)	—	(13,529)

Non-GAAP	$32,464	$22,056	$28,660	$19,628	$81,483	$56,311	$64,967	$46,403

Diluted net income per share:

GAAP		$0.09		$0.06		$0.18		$0.11

Non-GAAP		$0.13		$0.11		$0.33		$0.25

Shares used to compute diluted net income per share		172,194		183,154		172,473		186,402

(1)	The estimated non-GAAP effective tax rate was 32% and 33% for fiscal 2009 and 2008, respectively, and has been used to adjust the provision for income taxes for non-GAAP purposes.